Exhibit 10.80

PARTICIPATION AND REPAYMENT PRIORITY AGREEMENT

This Agreement ("Agreement") is made as of the March 31, 2017, by and among:

(i)          OrangeHook, Inc., a Florida corporation ("Borrower");

(ii)          Thomas Hudson ("Hudson"), as a Noteholder Participant (defined below);

(iii)         Donald M. Miller ("Miller"), as a Noteholder Participant (defined below) and as a D&O Guarantor (defined below);

(iv)         James L. Mandel ("Mandel"), Whitney E. Peyton ("Peyton") and Jeffrey J. Hattara ("Hattara"), as D&O Guarantors (defined below); and

(v)          each other signatory that becomes a party hereto pursuant to Section 10.

RECITALS

A.          Signature Bank (together with its successors and assigns as holders of the Loan described below, "Lender") has made a loan (together with any future loans pursuant to the Loan Agreement referred to below, collectively, the "Loan") to Borrower pursuant to a Business Loan Agreement dated on or about March 30, 2016 (as the same may be amended, restated, supplemented or otherwise modified from time to time the "Loan Agreement"). The Loan Agreement and all promissory notes and other instruments and agreements entered into in connection with the Loan, including the Guarantor Documents described below, are referred to as the "Loan Documents."

B.          On or about the date hereof, Borrower is issuing to Hudson and Miller a Senior Note in the principal amount as described on their respective signature page hereto and in the form attached hereto as Exhibit A, and the Borrower may hereafter issue such Senior Notes to others from time to time (all such Senior Notes collectively, as the same may be amended, restated, supplemented or otherwise modified from time to time the, the "Senior Notes") who will then become party hereto by executing a signature page counterparty hereto acknowledged by the Borrower, together with Hudson and Miller, collectively as "Noteholder Participants" and each a "Noteholder Participant."

C.          As a condition to making the Loan, Lender required that each of Mandel, Miller, Peyton and Hattara (collectively, the "D&O Guarantors" and each a "D&O Guarantor") execute and deliver a guaranty as described on such person's signature page hereto (each a "Guaranty") and the Borrower may hereafter obtain an increase in the Loan amount (or the maximum availability size of the revolving credit facility under the Loan Agreement) on a dollar for dollar basis by obtaining a guaranty (each also a "Guaranty") from one or more future guarantors who will then become party hereto (collectively, the "Guarantor Participants" and each a "Guarantor Participant" and together with the D&O Guarantors, the "Guarantors" and each a "Guarantor") (any such Guaranty, collectively, and together with any and all amendments, restatements, modifications, supplements, extensions, and replacements thereof, the "Guarantor Documents");

D.          Each Guarantor may make payments to or for the benefit of Lender in connection with the Guarantor Documents executed by such Guarantor. Each such payment made in good faith by a Guarantor, whether of principal, interest, default rate interest, fees, prepayment or breakage charges, reimbursement of attorneys' fees or other expenses, indemnification amounts, or otherwise is referred to in this Agreement as a "Guaranty Payment."

AGREEMENT

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Guarantors agree as follows:

1.          Warrant, Interest and Participation Payments.

(a)     Guarantor Participant Warrant and Participation Payment. Upon a Guarantor Participant executing and delivering his, her or its Guaranty to the Lender and the Lender increasing the Loan amount (or the maximum availability size of the revolving credit facility under the Loan Agreement) on a dollar for dollar basis by the amount of such Guaranty, and such Guarantor Participant becoming a party hereto as provided herein, the Borrower shall (i) issue to the Guarantor Participant a three-year warrant to purchase the number of shares of the Borrower's common stock equal to 14% of the maximum dollar amount of the Guaranty delivered by the Guarantor Participant to the Lender, with an exercise price $10.00 per share, with 1/24 of such shares becoming exercisable (i.e., vesting) each calendar month after the issuance date (each a "Guarantor Warrant"); and (ii) within 5 business days,  pay to the Guarantor Participant a participation fee equal to the product of 3.5% multiplied by amount of the Guaranty (the "Guarantor Participation Fee").  If the Guarantor Participant's Guaranty is no longer in effect with respect to the Loan for any reason or if the Guarantor Participant otherwise defaults on his, her or its obligations under his, her or its Guarantor Documents or any other document or instrument related to the Loan, all vesting of the Guarantor Warrant will automatically cease as of such date and no additional shares will become exercisable under the Guarantor Warrant thereafter.  The Guarantor Warrant will be in substantially the same form as attached hereto as Exhibit B.

(b)     Guarantor Participant Interest.  During the period in which interest accrues to the Lender under the Loan Agreement, the Borrower shall pay to the Guarantor Participant an amount equal to the difference between the following (the "Interest Amount"): (i) the amount of interest that would have accrued on the outstanding principal balance of the Loan under the Loan Agreement if the interest rate in effect had been 10% per annum, minus (ii) the amount of interest that actually accrued on the outstanding principal balance of the Loan under the Loan Agreement for such period; provided, however, (x) the outstanding principal balance of the Loan for purposes of calculating the Interest Amount pursuant to subclauses (i) and (ii) above for each Guarantor Participant will in no event exceed an amount equal to the maximum amount of the Guaranty by such Guarantor Participant, (y) the Interest Amount will in any case never be less than zero, and (z) the Borrower will have no obligation to pay the Guarantor Participant any Interest Amount under this this Section 1(b) if the Guaranty of such Guarantor Participant is no longer in effect with respect to the Loan for any reason or if the Guarantor Participant otherwise defaults on his, her or its obligations under his, her or its Guarantor Documents or any other document or instrument related to the Loan.  Any accrued Interest Amount will be paid by the Borrower to the Guarantor Participant on a quarterly basis on or prior to the 30th day following the end of each calendar quarter in which interest accrued pursuant to the Loan Agreement.

(c)     Noteholder Participant Warrant and Participation Fee.  Upon the Borrower issuing a Senior Note to a Noteholder Participant, such Noteholder Participant delivering funds to the Borrower equal to the original principal balance set forth therein (at Noteholder Participant's option, less any Noteholder Participation Fee, as defined below), and such Noteholder Participant's becoming a party hereto as provided herein, the Borrower shall (i) issue to the Noteholder Participant a three-year warrant to purchase the number of shares of the Borrower's common stock equal to 14% of the original principal amount of such Noteholder Participant's Senior Note, with an exercise price $10.00 per share with 1/24 of such shares becoming exercisable (i.e., vesting) each calendar month after the issuance date (each a "Noteholder Warrant," and collectively with the Guarantor Warrants, the "Warrants"), and (ii) within 5 business days,  pay to the Noteholder Participant a participation fee equal to the product of 3.5% multiplied by original principal amount of the Noteholder Participant's Senior Note (the "Noteholder Participation Fee").  The Noteholder Warrant will be in substantially the same form as attached hereto as Exhibit C.   Notwithstanding anything to the contrary herein, the Borrower may elect to reduce the amount the Noteholder is required to fund to the Borrower under the Senior Note by the amount of the Noteholder Participation Fee.

2.          Representations and Warranties of Guarantors and Noteholder Participants.  Each Guarantor and Noteholder Participant hereby represents and warrants to the Borrower that, as of the date each Guarantor and Noteholder Participant executes this Agreement:
(a)     He, she or it has reviewed the Borrower's filings pursuant to the Securities Exchange Act of 1934, as amended, including without limitation, (i) its Current Report on Form 8-K, dated November 30, 2016, (ii) its Proxy Statement on Schedule 14A, dated December 15, 2016, and (iii) its Current Report on Form 8-K, filed January 3, 2017;
(b)     He, she or it has been given access to officers of the Borrower and full and complete information regarding the Borrower, has utilized such access to his, her or its satisfaction for the purpose of obtaining information, and does not desire further information;
(c)     He, she or it is an "accredited investor" as such term is defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended (the "Securities Act");
(d)     With respect to Guarantor Participants and Noteholder Participants, he, she or it has been advised that the Warrant and any common stock underlying the Warrant have not been and will not be registered under the Securities Act, or any state securities laws and, therefore, cannot be resold unless they are registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available.
(e)     With respect to Guarantor Participants and Noteholder Participants, the Warrant (and the underlying common stock) he, she or it obtains pursuant to this Agreement is for his, her or its own account for investment, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof, and he, she or it has no present intention of selling, granting any participation in, or otherwise distributing the same.
(f)     He, she or it has the full right, power and authority to enter into this Agreement and to perform its obligations hereunder.
3.          Representations and Warranties of the Borrower.  The Borrower hereby represents and warrants to the Guarantors and Noteholder Participants that:
(a)     The execution, delivery, and performance of this Agreement and the Warrants to be delivered in connection herewith have been authorized by all requisite action on the part of the Borrower and will not violate the Borrower's organizational or governing documents.
(b)     The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has the requisite corporate power to own its properties and to carry on its business as now being conducted.
(c)     Upon payment of the exercise price in full, the shares of common stock issued pursuant to each Warrant will be validly issued, fully paid and non-assessable.

4.          Indemnification for Breach of Representations and Warranties. Guarantors and Noteholder Participants, severally and not jointly, agree to indemnify and hold harmless the Borrower from any damage, loss, liability, claim or expense resulting from or arising out of the inaccuracy or alleged inaccuracy of any of the representations or warranties of such Guarantor or Noteholder Participant contained in this Agreement.

5.          Reimbursement of Guaranty Payments and Payment of Senior Subordinated Notes.

(a)     If any Guarantor (a "Paying Guarantor") from time to time makes a Guaranty Payment, Borrower will have an unconditional obligation to reimburse and pay to the Paying Guarantor an amount (the "Reimbursement Amount") equal to the amount of such Guaranty Payment.

(b)     Borrower will pay each Reimbursement Amount to the applicable Paying Guarantor within 30 days after receipt of a written demand therefor (a "Reimbursement Demand Notice") from such Paying Guarantor.

(c)     The Borrower has issued various Amended and Restated Convertible Promissory Notes and other promissory notes as of the date first set forth above (excluding the Loan and Loan Documents, collectively, the "Junior Notes").  Notwithstanding anything to the contrary herein or in the Junior Notes, the Borrower will not make any payments with respect to the Junior Notes until the Borrower's obligations to the Noteholder Participants with respect to the Senior Notes and the Borrower's obligations to reimburse any Reimbursement Amounts to Guarantors have been paid in full.  For the avoidance of doubt, the Senior Notes will not be considered senior in right of payment to the Loan and the Loan and Loan Documents will not be considered Junior Notes.

(d)     Notwithstanding anything to the contrary herein, if at any time Borrower owes a Reimbursement Amount to more than one Paying Guarantor or any amount to any Noteholder Participant with respect to such Noteholder Participant's Senior Note (any such amount, a "Senior Note Amount") Borrower shall pay the Reimbursement Amounts and the Senior Note Amounts in the following order of priority:

(i)     First to Guarantor Participants for any Reimbursement Amount owed to such Guarantor Participants and to Noteholder Participants for any Senior Note Amounts, pari passu and pro rata based on the Reimbursement Amount owed to each Guarantor Participant and the original principal amount of the Senior Note of each Noteholder Participant;

(ii)     Next, to any D&O Guarantors with an outstanding Reimbursement Amount owed to them, pari passu and with any payments of Reimbursement Amounts owed to such D&O Guarantors split equally among such D&O Guarantors.

For the avoidance of doubt, the Borrower shall use its reasonable best efforts to follow the above payment priority methodology regardless of the specific time in which the Reimbursement Demand Notices are provided to Borrower.  More specifically, if any Reimbursement Amounts are unpaid and outstanding at the time when an additional Reimbursement Demand Notice is provided to Borrower, the additional Reimbursement Amount and associated Paying Guarantor will be included in determining the payment amount and priority of such payments to the Paying Guarantors.

6.          Option to Discontinue Guaranty with Additional Financing.  If the Borrower enters into another credit facility that provides greater than $7,000,000.00 in available funds to the Borrower (excluding the credit facility governed by the Loan Documents), each Guarantor Participant shall have the option to request its Guaranty and related Guarantor Documents be terminated with respect to the Loan Agreement.  Upon a Guarantor Participant delivering notice to exercise such rights to the Borrower, the Borrower shall use commercially reasonable efforts to cause the Lender to terminate the Guarantor Participant's Guaranty and related Guarantor Documents; provided, however, the Guarantor Participant acknowledges and agrees that, upon termination of the Guaranty, all vesting of the Guarantor Warrant will automatically cease and no additional shares will become exercisable under the Guarantor Warrant thereafter.

7.          Governing Law; Jurisdiction and Venue. This Agreement will be governed by and construed in accordance with the internal laws of the State of Minnesota without giving effect to its principles or provisions regarding choice of law. Jurisdiction and venue of any litigation arising out of this Agreement will be exclusively in the Hennepin County District Court of the State of Minnesota or the United States District Court for the District of Minnesota located in Minneapolis, MN.  Each party to this Agreement submits to the personal jurisdiction of such courts and waives any argument that either such court is an inconvenient forum.

8.          Binding Effect. This Agreement will inure to the benefit of Borrower,  Guarantors, Noteholder Participants and their successors and assigns, and will be binding upon Borrower, Guarantors, Noteholder Participants and their successors and assigns; provided, however, that the rights and obligations of the Guarantors and Noteholder Participants under this Agreement are personal in nature and may not be assigned or delegated by such party.

9.          No Third Party Beneficiaries. This Agreement is solely for the benefit of the parties hereto and their successors and assigns.  Neither Lender nor any other person or entity will be a beneficiary of any of the provisions of this Agreement, and the parties specifically deny any intention to benefit any third party.

10.        Entire Agreement; Amendment; Additional Parties. This Agreement contains the final expression of the complete understanding of the parties with respect to the subject matter of this Agreement. There are no oral or other agreements that modify the terms of this Agreement. This Agreement may be amended only by a written instrument executed by the party sought to be charged with the amendment; provided, however, that if, at the sole option of the Borrower, the Borrower issues one or more additional Senior Notes or obtains one or more increases in the Loan amount (or the maximum availability size of the revolving credit facility under the Loan Agreement) on a dollar for dollar basis by obtaining a Guaranty from one or more additional Guarantor Participants, such Noteholder Participant or Guarantor Participant, as applicable, shall execute and deliver to the Borrower a counterpart signature page hereto and shall thereafter for all purposes be a party hereto and have the same rights, benefits and obligations as a Noteholder Participant or Guarantor Participant, as applicable, party hereto on the original execution date hereof.

11.        Notices. The parties to this Agreement will give all notices and demands under this Agreement in writing sent by United States mail, registered or certified postage prepaid, or by a reputable overnight courier service (such as Federal Express), with such notice addressed to the recipient at the recipient's address set forth below. Such notices will be effective three days after deposit in the United States mail as provided above or upon delivery by reputable overnight courier service as indicated in the records of such service.

12.        Captions. The captions to the sections of this Agreement are for reference purposes only and are not to be taken into consideration in interpreting the provisions of this Agreement.

13.        WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY TO THIS AGREEMENT (FOR SUCH PARTY AND SUCH PARTY'S SUCCESSORS AND ASSIGNS) WAIVES SUCH PARTY'S RIGHT TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON, ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS PROVIDED FOR HEREIN IN ANY LAWSUIT OR OTHER LEGAL PROCEEDING OF ANY TYPE BROUGHT BY ANY PARTY OR PARTIES TO THIS AGREEMENT AGAINST ANY OTHER SUCH PARTY OR PARTIES, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT SITTING WITHOUT A JURY.

14.         Counterparts; Electronic Delivery of Signatures. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered will be deemed to be an original and all of which when taken together will constitute one and the same Agreement. Delivery of any executed counterpart of a signature page to this Agreement by fax, email or other electronic means will be as effective as delivery of a complete, executed original counterpart of this Agreement.

[Signature Page Follows]

THE PARTIES have executed this Participation and Repayment Priority Agreement as of the day and year first above written.

BORROWER:
OrangeHook, Inc.

By: /s/     David Carlson
Name:      David Carlson
Title:        Chief Financial Officer

Address for Notices:

OrangeHook, Inc.
319 Barry Ave S STE 300
Wayzata, MN 55391, USA
Attn:  General Counsel

With copy to (which shall not constitute notice):

Fredrikson &  Byron, P.A.
Suite 4000
200 South Sixth Street
Minneapolis, MN 55402-1425
Attn:  Ryan Brauer

[Participating Guarantor Signature Page Follows]

[Signature Page to Participation and Repayment Priority Agreement]

GUARANTOR PARTICIPANT:

_____________________________________________
[____________], as a Guarantor Participant

Address for Notices:

_____________________________________________

_____________________________________________

_____________________________________________

[Commercial Guaranty] dated on or about
________2017, executed by such Participating
Guarantor Participant in favor of Lender with a
maximum guaranty amount of $___________.

Acknowledged and accepted as of _______________________, by:

OrangeHook, Inc.

By: _________________________________
Name:   David Carlson
Title:     Chief Financial Officer

[D&O Guarantors Signature Page Follows]

[Signature Page to Participation and Repayment Priority Agreement]

D&O GUARANTORS:

/s/  Donald M. Miller
       Donald M. Miller, as a D&O Guarantor

Address for Notices:

________________________________________

________________________________________

________________________________________

Commercial Guaranty dated on or about March 31, 2016,
executed by Miller in favor of Lender.

/s/  Whitney E. Peyton                                              _
       Whitney E. Peyton, as a D&O Guarantor

Address for Notices:

________________________________________

________________________________________

________________________________________

Commercial Guaranty dated on or about March 31, 2016,
executed by Peyton in favor of Lender.

/s/  Jeffrey J. Hattara
       Jeffrey J. Hattara, as a D&O Guarantor

Address for Notices:

________________________________________

________________________________________

________________________________________

Commercial Guaranty dated on or about March 31, 2016,
executed by Hattara in favor of Lender.

/s/  James L. Mandel
       James L. Mandel, as a D&O Guarantor

Address for Notices:

________________________________________

________________________________________

________________________________________

Commercial Guaranty dated on or about March 31, 2016,
executed by Mandel in favor of Lender.

[Noteholder Participant Signature Page Follows]

[Signature Page to Participation and Repayment Priority Agreement]

NOTEHOLDER PARTICIPANTS:

/s/ Thomas Hudson
      Thomas Hudson, as a Noteholder Participant

Address for Notices:

________________________________________

________________________________________

________________________________________
Senior Note dated on or about March 31, 2017
for the original principal amount of $100,000.

Acknowledged and accepted as of March 28, 2017, by:

OrangeHook, Inc.

By: /s/  David Carlson_______________________
Name:   David Carlson
Title:     Chief Financial Officer

[Additional Noteholder Participant Signature Page Follows]

[Signature Page to Participation and Repayment Priority Agreement]

NOTEHOLDER PARTICIPANTS:

/s/  Donald M. Miller
       Donald M. Miller, as a Noteholder Participant

Address for Notices:

________________________________________

________________________________________

________________________________________

Senior Note dated on or about March 31, 2017
for the original principal amount of $1,050,000

Acknowledged and accepted as of March 31, 2017, by:

OrangeHook, Inc.

By: /s/  David Carlson_______________________
Name:   David Carlson
Title:     Chief Financial Officer

[Signature Page to Participation and Repayment Priority Agreement]

Exhibit A

Form of Senior Note

THIS SENIOR NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, OFFERED FOR SALE, OR TRANSFERRED IN THE ABSENCE OF EITHER AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL FOR THE COMPANY THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS.  INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN IN-DEFINITE PERIOD OF TIME.  THE ISSUER OF THIS  SECURITY MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS.
SENIOR NOTE
$[______________]	Issue Date: __________, 2017

Subject to the terms and conditions of this Senior  Note (this "Note"), for value received, OrangeHook, Inc., a Florida corporation (the "Borrower"), hereby promises to pay to the order of [______________] (the "Lender"), the principal sum of [______________] ($[________]) (the "Principal Amount"), together with interest thereon accruing on and from the Issue Date listed above until the entire Balance is paid, at an annual rate equal to ten percent (10%).  Interest shall be calculated based on a 365-day year, compounded annually, but in no event shall the rate of interest exceed the maximum rate, if any, allowable under applicable law.  "Balance" means, at the applicable time, the sum of all then outstanding principal of this Note, all then accrued but unpaid interest and all other amounts then accrued but unpaid under this Note.
Borrower and Lender shall be bound by, all the terms, conditions and provisions of the Participation and Repayment Priority Agreement  (the "Participation Agreement") entered into by the Borrower, Lender and certain other parties thereto in connection with the purchase and sale of this Note.  All principal and accrued and unpaid interest under this Note shall become due and payable on the second anniversary of the Issue Date listed above (the "Maturity Date").
The following is a statement of the rights of Lender and the terms and conditions to which this Note is subject and to which the Lender, by acceptance of this Note, agrees:
1.     Payment.  The Borrower shall pay accrued interest to the Lender in cash on a quarterly basis.  Interest payments will made on or prior to the 30th day following the end of each calendar quarter in which interest accrued.  The Balance of this Note shall, on the Maturity Date, be payable in cash.  All payments on account of principal and interest shall be made in lawful money of the United States of America at the address of the Lender set forth in the Participation Agreement, or such other address or pursuant to wire instructions as the Lender may designate in writing to the Borrower.

2.     Prepayment.  Borrower may prepay this Note, including outstanding principal and interest, at any time without penalty or premium.
3.     Application of Payments.  All payments will be applied first to the repayment of accrued fees and expenses under this Note, then to accrued interest until all then outstanding accrued interest has been paid in full, and then to the repayment of principal until all principal has been paid in full.  Any payments in excess of the aggregate Balance of the Note shall be returned to Borrower.
4.     New Note.  Upon receipt of evidence reasonably satisfactory to the Borrower of the loss, theft, destruction or mutilation of the Note, the Borrower will issue a new Note, of like tenor and amount and dated the date to which interest has been paid, in lieu of such lost, stolen, destroyed or mutilated Note, and in such event the Lender agrees to indemnify and hold harmless the Borrower in respect of any such lost, stolen, destroyed or mutilated Note.
5.     Events of Default.  Each of the following shall constitute an "Event of Default" hereunder:

(a)          The Borrower shall fail to pay any principal, interest or other amount payable hereunder on the applicable due date and such failure continues for thirty (30) days after written notice to the Borrower;

(b)          The Borrower shall (i) voluntarily terminate operations or apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator in respect of the Borrower or of all or a substantial part of the assets of the Borrower, (ii) admit in writing its inability, to pay debts as the debts become due, (iii) make a general assignment for the benefit of its creditors, (iv) commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect), (v) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, (vi) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Federal Bankruptcy Code or applicable state bankruptcy laws or (vii) take any corporate action for the purpose of effecting any of the foregoing; or

(c)          Material default in the performance of any other material obligation under this Note or the Participation Agreement and such failure continues for thirty (30) days after written notice to the Borrower.

If any Event of Default shall occur, then, at any time thereafter while such Event of Default is continuing, the Lender by written notice to the Borrower may declare the entire unpaid principal amount of this Note, together with all accrued and unpaid interest thereon, to be due and payable immediately.
6.     Unsecured Indebtedness.  This Note represents general, unsecured obligations of the Borrower and will rank on parity with all other unsecured indebtedness of the Borrower; provided, however, this Note will be subject to the repayment priority and other terms and conditions set forth in the Participation Agreement.
7.     Governing Law.  This Note is made in and shall be interpreted and enforced in accordance with the internal laws of the State of Minnesota without giving effect to its principles or provisions regarding choice of law.  Jurisdiction and venue of any litigation arising out of this Note will be exclusively in the Hennepin County District Court of the State of Minnesota or the United States District Court for the District of Minnesota located in Minneapolis, MN.  Borrower and Lender submit to the personal jurisdiction of such courts and waives any argument that either such court is an inconvenient forum.

8.     Usury.  In the event any interest is paid on this Note which is deemed to be in excess of the then legal maximum rate, then that portion of the interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of the Principal Amount and applied against the Principal Amount of this Note.
9.     Collection Expenses.  The Borrower further agrees to pay all expenses, including reasonable attorneys' fees, incurred by the holder of this Note in endeavoring to collect any amounts payable hereunder which are not paid when due.
10.     Waiver.  Borrower hereby waives presentment, protest, demand for payment, notice of dishonor, and any and all other notices or demands in connection with the delivery, acceptance, performance, default, or enforcement of this Note.
11.     Severability.  The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.
12.     Notices.  All notices and demands under this Note will be in writing sent by United States mail, registered or certified postage prepaid, or by a reputable overnight courier service (such as Federal Express), with such notice addressed to the recipient at the recipient's address set forth in the Participation Agreement. Such notices will be effective three days after deposit in the United States mail as provided above or upon delivery by reputable overnight courier service as indicated in the records of such service.
13.     Assignment.  This Note, and the rights and obligations hereunder, are not assignable by the Lender without the prior written consent of the Borrower.
14.     Headings.  All references in this Note to sections, paragraphs, exhibits and schedules shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which exhibits and schedules are incorporated herein by this reference.

60947649

 [Signature page follows]

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorized officers as of the date first above written.

OrangeHook, Inc.

By:______________________________
Name:  James L. Mandel
Title:    Chief Executive Officer

ACKNOWLEDGEMENT BY LENDER:

By: ____________________________________
Name:  [____________________________]

Exhibit B

Form of Guarantor Warrant

THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, OR TRANSFERRED IN THE ABSENCE OF EITHER AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL FOR THE COMPANY THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS.

W-____
OrangeHook, Inc.,
a Florida corporation

COMMON STOCK PURCHASE WARRANT

Original Issue Date:	[________ __]
Warrant Holder:	[___________]
No. of Shares:	[___________] shares of Common Stock (subject to vesting of 1/24 per month from the date of issuance of this Common Stock Purchase Warrant)

This Common Stock Purchase Warrant (this "Warrant") certifies that, for value received, the Warrant Holder named above is entitled to purchase from OrangeHook, Inc., a Florida corporation (the "Company"), during the period and subject to the vesting requirements specified in this Warrant, [________________] fully paid and non-assessable shares of Common Stock ("Warrant Stock"), at the purchase price per share provided in Section 1.2 of this Warrant (the "Warrant Exercise Price"), all subject to the terms and conditions set forth in this Warrant.  This Warrant is issued in connection with that certain Participation and Repayment Priority Agreement, dated __________, 2017, between the Company, the Warrant Holder  and certain other parties thereto (the "Participation Agreement").  Capitalized terms not otherwise defined shall have the meanings set forth in Section 5 below, or if not defined in Section 5, such terms will have the meanings set forth in the Participation Agreement.

Section 1.     Period for Exercise and Exercise Price.
1.1     Period for Exercise.  The right to purchase shares of Warrant Stock represented by this Warrant may be exercised during the period commencing on the Original Issue Date listed above and expiring on the third anniversary of such date (the "Expiration Date").  An amount equal to 1/24 of the Warrant Stock will become exercisable at the end of each calendar month following the Original Issue Date; provided, however, pursuant to the Participation Agreement, if the Guaranty is no longer in effect with respect to the Loan for any reason or if the Warrant Holder otherwise defaults on his obligations under the Guarantor Documents or any other document or instrument related to the Loan, all vesting of the Warrant will automatically cease as of such date and no additional shares will become exercisable under the Warrant thereafter.  In addition, from and after the Expiration Date this Warrant shall be null and void and of no further force or effect.

1.2     Warrant Exercise Price.  The Warrant Exercise Price shall be $10.00 per share, subject to adjustment as hereinafter provided.
Section 2.     Exercise of Warrant.
2.1     Manner of Exercise.  The Warrant Holder may exercise this Warrant on or after the date hereof, but not later than the Expiration Date, during normal business hours on any business day by surrendering this Warrant to the Company at the principal office of the Company or the principal office of its transfer agent (the "Transfer Agent"), together with an executed Notice of Exercise attached hereto as Annex A.  The Notice of Exercise shall be accompanied by payment of the Warrant Exercise Price for the number of shares of Warrant Stock for which this Warrant is then exercised, by cash or by certified or official bank check.
2.2     When Exercise Effective.  Each exercise of this Warrant shall be deemed to have been effected on the day on which all requirements of Section 2.1 shall have been met with respect to such exercise.  At such time the Person in whose name any certificate for shares of Warrant Stock shall be issuable upon such exercise shall be deemed for all corporate purposes to have become the holder of record of such shares, regardless of the actual delivery of certificates evidencing such shares.
2.3     Delivery of Stock Certificates.  As soon as practicable after each exercise of this Warrant, the Company at its expense will cause to be issued in the name of and delivered to the Warrant Holder or as the Warrant Holder may direct, a certificate or certificates for the number of shares of Warrant Stock to which the Warrant Holder shall be entitled upon such exercise.
2.4     Partial Exercise.  This Warrant may be exercised in part, and the Warrant Holder shall be entitled to receive a new warrant, which shall be dated as of the date of this Warrant, covering the number of shares in respect of which this Warrant shall not have been exercised.
2.5     Cashless Exercise.  Upon request of the Warrant Holder, the Company may, in its sole and absolute discretion, permit a cashless exercise of the Warrant.   Warrant Holder may request a cashless exercise with an executed Notice of Exercise attached hereto as Annex A, and if approved by the Company, the Company shall issue to the Warrant Holder the number of shares of Warrant Stock determined as follows:
X = Y [(A-B)/A]

where:

X = the number of shares of Warrant Stock to be issued to the Warrant Holder.

Y = the number of shares of Warrant Stock with respect to which this Warrant is being exercised.

A = the Fair Market Value of a share of Common Stock on the date of Exercise.

B = the Warrant Exercise Price.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the shares of Warrant Stock issued in a cashless exercise transaction shall be deemed to have been acquired by the Warrant Holder, and the holding period for the shares of Warrant Stock shall be deemed to have commenced, on the date this Warrant was originally issued.

Section 3.     Warrant Adjustments.  Warrant and the Warrant Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events as follows:
3.1     Reclassification or Merger.  In case of any capital reclassification or reorganization (other than a result of a subdivision, combination or dividend as described below), or in case of any merger or consolidation of the Company with or into another corporation (other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall execute and deliver to the Warrant Holder a new Warrant (in form and substance reasonably satisfactory to the Warrant Holder) providing that the Warrant Holder shall have the right to exercise such new Warrant and upon such exercise to receive, in lieu of the shares of the Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger had the Warrant been exercised immediately prior to such event.  Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3 to pursue the economic benefit intended to be conferred upon the Warrant Holder by this Warrant.  The provisions of this Section 3.1 shall similarly apply to any successive reclassification, changes, mergers and transfers.
3.2     Subdivisions or Combination of Shares.  If the Company, at any time while this Warrant remains outstanding and unexpired, shall subdivide or combine its Common Stock or in the event of any dividend payable on the Common Stock in shares of the Common Stock, the number of shares of the Warrant Stock issuable upon exercise hereof shall be proportionately adjusted and the Warrant Exercise Price shall be increased or decreased, as the case may be, so that the aggregate Warrant Exercise Price of this Warrant shall at all times remain unchanged; provided, however, this Warrant will not be adjusted by the "Earn-Out Dividends" or "Reverse Stock Split" pursuant to that certain Merger Agreement, dated July 1, 2016, by and among the Company, OH Acquisition Corp., a Minnesota corporation, and OrangeHook, Inc., a Minnesota corporation, as amended October 14, 2016.
3.3     Notice of Adjustment Events.  Whenever the Company engages in an event which would give rise to adjustments under this Section 3, the Company shall mail to the Warrant Holder, at least ten (10) days prior to the record date with respect to such event or, if no record date shall be established, at least ten (10) days prior to such event, a notice specifying (i) the nature of the contemplated event, and (ii) the date on which any such record is to be taken for the purpose of such event, and (iii) the date on which such event is expected to become effective, and (iv) the time, if any is to be fixed, when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable in connection with such event.
3.4     Notice of Adjustments.  Whenever the Warrant Exercise Price shall be adjusted pursuant to the provisions hereof, the Company shall within thirty (30) days of such adjustment deliver a certificate signed by its Chief Executive Officer, Chief Financial Officer, Secretary or Assistant Secretary to the Warrant Holder as the registered holder hereof setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Exercise Price after giving effect to such adjustment.

Section 4.     Ownership, Transfer and Substitution of Warrants.
4.1     Transfer and Exchange of Warrants.  The Warrant Holder, by acceptance hereof, agrees to give written notice to the Company before transferring this Warrant or transferring any Warrant Stock issuable or issued upon the exercise hereof of such Warrant Holder's intention to do so, describing briefly the manner of any proposed transfer of this Warrant or such Warrant Holder's intention as to the disposition to be made of shares of Warrant Stock issuable or issued upon the exercise hereof.  For any proposed transfer other than a transfer to an affiliate (as defined by Rule 405 of Regulation C under the Securities Act of 1933, as amended) of the Warrant Holder, such Warrant Holder shall also provide the Company with an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed transfer of this Warrant or disposition of shares may be effected without registration or qualification (under any Federal or State law) of this Warrant or the shares of Warrant Stock issuable or issued upon the exercise hereof.  Upon receipt by the Company of such written notice and, for transfers to non-affiliates, opinion of counsel, such Warrant Holder shall be entitled to transfer this Warrant, or to exercise this Warrant in accordance with its terms and dispose of the shares received upon such exercise or to dispose of shares of Warrant Stock received upon the previous exercise of this Warrant, all in accordance with the terms of the notice delivered by the Warrant Holder to the Company, provided that an appropriate legend respecting the aforesaid restrictions on transfer and disposition may be endorsed on this Warrant or the certificates for such shares. Notwithstanding the foregoing, upon registration of the Warrant Shares under the Securities Act, no such opinion shall be required.
4.2     Transfers; Registered Holder as Owner. Subject to the provisions of Section 4.1 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, at the principal office of the Company by the Warrant Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed.  Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that the bearer of this Warrant, when endorsed, may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered holder hereof as the owner for all purposes.
Section 5.     Definitions.
As used in this Warrant, the following terms have the meanings ascribed to such terms below.
5.1     "Board" means the Board of Directors of the Company.
5.2     "Common Stock" means the Company's Common Stock, $.001 par value per share.
5.3     "Fair Market Value" means, as of any particular date: (a) the volume weighted average of the closing sales prices of the Common Stock for such day on all domestic securities exchanges on which the Common Stock may at the time be listed; (b) if there have been no sales of the Common Stock on any such exchange on any such day, the average of the highest bid and lowest asked prices for the Common Stock on all such exchanges at the end of such day; (c) if on any such day the Common Stock is not listed on a domestic securities exchange, the closing sales price of the Common Stock as quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association for such day; or (d) if there have been no sales of the Common Stock on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association on such day, the average of the highest bid and lowest asked prices for the Common Stock quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association at the end of such day; in each case, averaged over twenty (20) consecutive business days ending on the business day immediately prior to the day as of which "Fair Market Value" is being determined; provided, that if the Common Stock is listed on any domestic securities exchange, the term "business day" as used in this sentence means business days on which such exchange is open for trading. If at any time the Common Stock is not listed on any domestic securities exchange or quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association, the "Fair Market Value" of the Common Stock shall be the fair market value per share as determined in good faith by the Board.

5.4     "OTC Bulletin Board" means the Financial Industry Regulatory Authority OTC Bulletin Board electronic inter-dealer quotation system.
5.5     "Person" means an individual, partnership, corporation, business trust, limited liability company, joint stock company, trust, unincorporated association, joint venture, or other entity of whatever nature.
5.6     "Pink OTC Markets" means the OTC Markets Group Inc. electronic inter-dealer quotation system, including OTCQX, OTCQB and OTC Pink.
5.7     "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
Section 6.     No Rights or Liabilities as Shareholder.
Nothing contained in this Warrant shall be construed as conferring upon the Warrant Holder any rights as a Shareholder of the Company or as imposing any liabilities on the Warrant Holder to purchase any securities or as a Shareholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.
Section 7.     Miscellaneous.
7.1     Amendment and Waiver.  This Warrant may be amended with, and any term, covenant, agreement or condition contained in this Warrant may be waived with, the written consent of the Company and the Warrant Holder.  Any waiver of any term, covenant, agreement or condition contained in this Warrant shall not be deemed a waiver of any other term, covenant, agreement or condition, and any waiver of any default in any such term, covenant, agreement or condition shall not be deemed a waiver of any later default thereof or of any default of any other term, covenant, agreement or condition.
7.2     Representations and Warranties to Survive Closing.  All representations, warranties and covenants contained herein shall survive the execution and delivery of this Warrant and the issuance of any Warrant Stock upon the exercise hereof.
7.3     Severability.  The invalidity or unenforceability of any provisions hereof in any jurisdiction shall not affect the validity, legality or enforceability of the remainder hereof in such jurisdiction or the validity, legality or enforceability hereof, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.
7.4     Successors and Assigns.  All representations, warranties, covenants and agreements of the parties contained in this Warrant or made in writing in connection herewith, shall, except as otherwise provided herein, be binding upon and inure to the benefit of their respective successors and permitted assigns.

7.5     Notices.  All communications in connection with this Warrant shall be in writing and shall be deemed properly given if hand delivered or sent by telecopier (provided that such communication is confirmed by same-day deposit in the United States mail first class postage prepaid) or overnight courier with adequate evidence of delivery or sent by registered or certified mail return receipt requested and, if to the Warrant holder, addressed to such Warrant Holder at his or its address as shown on the books of the Company or its Transfer Agent, and if to the Company, at its offices at:
OrangeHook, Inc.
319 Barry Avenue
Suite 300
Wayzata, Minnesota 55391
Attention: Chief Executive Officer

or such other addresses or Persons as the recipient shall have designated to the sender by a written notice given in accordance with this Section 7.5.  Any notice called for hereunder shall be deemed delivered when sent in accordance with this Section 7.5.
7.6     Fractional Shares.  No fractional shares of Warrant Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment to the Warrant Holder equal to the fractional share issuable times the Fair Market Value of one share of Common Stock, as determined by the Company's Board of Directors.
7.7     Governing Law.  The validity and construction of this Warrant and all matters pertaining hereto are to be determined in accordance with the laws of the State of Florida without reference to the conflict of law principles of that state.
7.8     Headings.  The headings used herein are solely for the convenience of the parties and shall not serve to modify or interpret the text of the Sections at the beginning of which they appear.
7.9     Signatures.  This Warrant may be executed by facsimile or electronic signature.
IN WITNESS WHEREOF, the Company has caused this Warrant to be executed as of the day first above written.

ORANGEHOOK, INC.,
a Florida corporation

By: _____________________________________
Name:  _______________________________
Its:  _________________________________

Annex A to Common Stock Purchase Warrant

NOTICE OF EXERCISE

(Complete and sign only upon exercise of the
Common Stock Purchase Warrant in whole or in part.)

To:          OrangeHook, Inc.

The undersigned, the holder of the attached Common Stock Purchase Warrant to which this Notice of Exercise applies (the "Warrant"), hereby irrevocably elects to exercise the purchase rights represented by such warrant as follows:

 the undersigned requests to exercise on a cashless basis pursuant to Section 2.5 of the Warrant, and such exercise will be with respect to __________ shares of Warrant Stock available for exercise under the Warrant.

 the undersigned elects to exercise pursuant to Section 2.1 of the Warrant and to purchase _________ shares of Common Stock, from OrangeHook, Inc. and herewith makes payment of $____________________________ therefor in cash or by certified or official bank check.

The undersigned hereby requests that the certificate(s) representing such securities be issued in the name(s) and delivered to the address(es) as follows:

Name: ________________________________________________________________________
Address: ______________________________________________________________________
Social Security Number: ___________________________________________________________
Deliver to: _____________________________________________________________________
Address: ______________________________________________________________________

If the foregoing evidences an exercise of the Warrant to purchase fewer than all of the shares of Common Stock to which the undersigned is entitled under such warrant, please issue a new warrant, of like tenor, relating to the remaining portion of the securities issuable upon exercise of such warrant in the name(s), and deliver the same to the address(es), as follows:

Name: ________________________________________________________________________
Address: ______________________________________________________________________
Dated: ________________________________________________________________________

_____________________________________________________________________________
 (Name of Warrant Holder)                                             (Social Security or Taxpayer Identification
Number of Warrant Holder, if applicable)

SIGN HERE:

The undersigned and any recipient of Common Stock or a new Warrant hereunder are "accredited investors" as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

_____________________________________________________	_______________
(Signature of Warrant Holder or Authorized Signatory)	Date

_____________________________________________________
(Type or Print Name of Warrant Holder or Authorized Signatory)

NOTE:          The above name and signature should correspond exactly with the name on the first page of this Warrant or with the name of the assignee appearing in the form of assignment attached as Annex B to the Warrant.

Annex B to Common Stock Purchase Warrant

FORM OF ASSIGNMENT

(To be executed upon transfer of Common Stock Purchase Warrant)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to ____________________ the right represented by the within Warrant, as such right may apply to _________ shares of Common Stock which are the subject of the within Warrant, together with all rights, title and interest therein, and does hereby irrevocably constitute and appoint ____________________ attorney to transfer such Warrant on the warrant register of the within named Company, with full power of substitution.

DATED: _________________.

Signature:

_________________________________________
(Signature must conform in all respects to name
of Holder as specified on the face of the Warrant)

Exhibit C

 Form of Noteholder Warrant

THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, OR TRANSFERRED IN THE ABSENCE OF EITHER AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL FOR THE COMPANY THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS.

W-________
OrangeHook, Inc.,
a Florida corporation

COMMON STOCK PURCHASE WARRANT

Original Issue Date:	[___________]
Warrant Holder:	[___________]
No. of Shares:	[___________] shares of Common Stock (subject to vesting of 1/24 per month from the date of issuance of this Common Stock Purchase Warrant)

This Common Stock Purchase Warrant (this "Warrant") certifies that, for value received, the Warrant Holder named above is entitled to purchase from OrangeHook, Inc., a Florida corporation (the "Company"), during the period and subject to the vesting requirements specified in this Warrant, [________________] fully paid and non-assessable shares of Common Stock ("Warrant Stock"), at the purchase price per share provided in Section 1.2 of this Warrant (the "Warrant Exercise Price"), all subject to the terms and conditions set forth in this Warrant.  This Warrant is issued in connection with that certain Participation and Repayment Priority Agreement, dated __________, 2017, between the Company, the Warrant Holder  and certain other parties thereto.  Capitalized terms not otherwise defined shall have the meanings set forth in Section 5 below.

Section 1.     Period for Exercise and Exercise Price.
1.1     Period for Exercise.  The right to purchase shares of Warrant Stock represented by this Warrant may be exercised during the period commencing on the Original Issue Date listed above and expiring on the third anniversary of such date (the "Expiration Date").  From and after the Expiration Date this Warrant shall be null and void and of no further force or effect.
1.2     Warrant Exercise Price.  The Warrant Exercise Price shall be $10.00 per share, subject to adjustment as hereinafter provided.
Section 2.     Exercise of Warrant.
2.1     Manner of Exercise.  The Warrant Holder may exercise this Warrant on or after the date hereof, but not later than the Expiration Date, during normal business hours on any business day by surrendering this Warrant to the Company at the principal office of the Company or the principal office of its transfer agent (the "Transfer Agent"), together with an executed Notice of Exercise attached hereto as Annex A.  The Notice of Exercise shall be accompanied by payment of the Warrant Exercise Price for the number of shares of Warrant Stock for which this Warrant is then exercised, by cash or by certified or official bank check.

2.2     When Exercise Effective.  Each exercise of this Warrant shall be deemed to have been effected on the day on which all requirements of Section 2.1 shall have been met with respect to such exercise.  At such time the Person in whose name any certificate for shares of Warrant Stock shall be issuable upon such exercise shall be deemed for all corporate purposes to have become the holder of record of such shares, regardless of the actual delivery of certificates evidencing such shares.
2.3     Delivery of Stock Certificates.  As soon as practicable after each exercise of this Warrant, the Company at its expense will cause to be issued in the name of and delivered to the Warrant Holder or as the Warrant Holder may direct, a certificate or certificates for the number of shares of Warrant Stock to which the Warrant Holder shall be entitled upon such exercise.
2.4     Partial Exercise.  This Warrant may be exercised in part, and the Warrant Holder shall be entitled to receive a new warrant, which shall be dated as of the date of this Warrant, covering the number of shares in respect of which this Warrant shall not have been exercised.
2.5     Cashless Exercise.  Upon request of the Warrant Holder, the Company may, in its sole and absolute discretion, permit a cashless exercise of the Warrant.   Warrant Holder may request a cashless exercise with an executed Notice of Exercise attached hereto as Annex A, and if approved by the Company, the Company shall issue to the Warrant Holder the number of shares of Warrant Stock determined as follows:
X = Y [(A-B)/A]

where:

X = the number of shares of Warrant Stock to be issued to the Warrant Holder.

Y = the number of shares of Warrant Stock with respect to which this Warrant is being exercised.

A = the Fair Market Value of a share of Common Stock on the date of Exercise.

B = the Warrant Exercise Price.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the shares of Warrant Stock issued in a cashless exercise transaction shall be deemed to have been acquired by the Warrant Holder, and the holding period for the shares of Warrant Stock shall be deemed to have commenced, on the date this Warrant was originally issued.

Section 3.     Warrant Adjustments.  Warrant and the Warrant Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events as follows:
3.1     Reclassification or Merger.  In case of any capital reclassification or reorganization (other than a result of a subdivision, combination or dividend as described below), or in case of any merger or consolidation of the Company with or into another corporation (other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall execute and deliver to the Warrant Holder a new Warrant (in form and substance reasonably satisfactory to the Warrant Holder) providing that the Warrant Holder shall have the right to exercise such new Warrant and upon such exercise to receive, in lieu of the shares of the Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger had the Warrant been exercised immediately prior to such event.  Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3 to pursue the economic benefit intended to be conferred upon the Warrant Holder by this Warrant.  The provisions of this Section 3.1 shall similarly apply to any successive reclassification, changes, mergers and transfers.

3.2     Subdivisions or Combination of Shares.  If the Company, at any time while this Warrant remains outstanding and unexpired, shall subdivide or combine its Common Stock or in the event of any dividend payable on the Common Stock in shares of the Common Stock, the number of shares of the Warrant Stock issuable upon exercise hereof shall be proportionately adjusted and the Warrant Exercise Price shall be increased or decreased, as the case may be, so that the aggregate Warrant Exercise Price of this Warrant shall at all times remain unchanged; provided, however, this Warrant will not be adjusted by the "Earn-Out Dividends" or "Reverse Stock Split" pursuant to that certain Merger Agreement, dated July 1, 2016, by and among the Company, OH Acquisition Corp., a Minnesota corporation, and OrangeHook, Inc., a Minnesota corporation, as amended October 14, 2016.
3.3     Notice of Adjustment Events.  Whenever the Company engages in an event which would give rise to adjustments under this Section 3, the Company shall mail to the Warrant Holder, at least ten (10) days prior to the record date with respect to such event or, if no record date shall be established, at least ten (10) days prior to such event, a notice specifying (i) the nature of the contemplated event, and (ii) the date on which any such record is to be taken for the purpose of such event, and (iii) the date on which such event is expected to become effective, and (iv) the time, if any is to be fixed, when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable in connection with such event.
3.4     Notice of Adjustments.  Whenever the Warrant Exercise Price shall be adjusted pursuant to the provisions hereof, the Company shall within thirty (30) days of such adjustment deliver a certificate signed by its Chief Executive Officer, Chief Financial Officer, Secretary or Assistant Secretary to the Warrant Holder as the registered holder hereof setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Exercise Price after giving effect to such adjustment.
Section 4.     Ownership, Transfer and Substitution of Warrants.
4.1     Transfer and Exchange of Warrants.  The Warrant Holder, by acceptance hereof, agrees to give written notice to the Company before transferring this Warrant or transferring any Warrant Stock issuable or issued upon the exercise hereof of such Warrant Holder's intention to do so, describing briefly the manner of any proposed transfer of this Warrant or such Warrant Holder's intention as to the disposition to be made of shares of Warrant Stock issuable or issued upon the exercise hereof.  For any proposed transfer other than a transfer to an affiliate (as defined by Rule 405 of Regulation C under the Securities Act of 1933, as amended) of the Warrant Holder, such Warrant Holder shall also provide the Company with an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed transfer of this Warrant or disposition of shares may be effected without registration or qualification (under any Federal or State law) of this Warrant or the shares of Warrant Stock issuable or issued upon the exercise hereof.  Upon receipt by the Company of such written notice and, for transfers to non-affiliates, opinion of counsel, such Warrant Holder shall be entitled to transfer this Warrant, or to exercise this Warrant in accordance with its terms and dispose of the shares received upon such exercise or to dispose of shares of Warrant Stock received upon the previous exercise of this Warrant, all in accordance with the terms of the notice delivered by the Warrant Holder to the Company, provided that an appropriate legend respecting the aforesaid restrictions on transfer and disposition may be endorsed on this Warrant or the certificates for such shares. Notwithstanding the foregoing, upon registration of the Warrant Shares under the Securities Act, no such opinion shall be required.

4.2     Transfers; Registered Holder as Owner. Subject to the provisions of Section 4.1 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, at the principal office of the Company by the Warrant Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed.  Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that the bearer of this Warrant, when endorsed, may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered holder hereof as the owner for all purposes.
Section 5.     Definitions.
As used in this Warrant, the following terms have the meanings ascribed to such terms below.
5.1     "Board" means the Board of Directors of the Company.
5.2     "Common Stock" means the Company's Common Stock, $.001 par value per share.
5.3     "Fair Market Value" means, as of any particular date: (a) the volume weighted average of the closing sales prices of the Common Stock for such day on all domestic securities exchanges on which the Common Stock may at the time be listed; (b) if there have been no sales of the Common Stock on any such exchange on any such day, the average of the highest bid and lowest asked prices for the Common Stock on all such exchanges at the end of such day; (c) if on any such day the Common Stock is not listed on a domestic securities exchange, the closing sales price of the Common Stock as quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association for such day; or (d) if there have been no sales of the Common Stock on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association on such day, the average of the highest bid and lowest asked prices for the Common Stock quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association at the end of such day; in each case, averaged over twenty (20) consecutive business days ending on the business day immediately prior to the day as of which "Fair Market Value" is being determined; provided, that if the Common Stock is listed on any domestic securities exchange, the term "business day" as used in this sentence means business days on which such exchange is open for trading. If at any time the Common Stock is not listed on any domestic securities exchange or quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association, the "Fair Market Value" of the Common Stock shall be the fair market value per share as determined in good faith by the Board.
5.4     "OTC Bulletin Board" means the Financial Industry Regulatory Authority OTC Bulletin Board electronic inter-dealer quotation system.
5.5     "Person" means an individual, partnership, corporation, business trust, limited liability company, joint stock company, trust, unincorporated association, joint venture, or other entity of whatever nature.

5.6     "Pink OTC Markets" means the OTC Markets Group Inc. electronic inter-dealer quotation system, including OTCQX, OTCQB and OTC Pink.
5.7     "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
Section 6.     No Rights or Liabilities as Shareholder.
Nothing contained in this Warrant shall be construed as conferring upon the Warrant Holder any rights as a Shareholder of the Company or as imposing any liabilities on the Warrant Holder to purchase any securities or as a Shareholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.
Section 7.     Miscellaneous.
7.1     Amendment and Waiver.  This Warrant may be amended with, and any term, covenant, agreement or condition contained in this Warrant may be waived with, the written consent of the Company and the Warrant Holder.  Any waiver of any term, covenant, agreement or condition contained in this Warrant shall not be deemed a waiver of any other term, covenant, agreement or condition, and any waiver of any default in any such term, covenant, agreement or condition shall not be deemed a waiver of any later default thereof or of any default of any other term, covenant, agreement or condition.
7.2     Representations and Warranties to Survive Closing.  All representations, warranties and covenants contained herein shall survive the execution and delivery of this Warrant and the issuance of any Warrant Stock upon the exercise hereof.
7.3     Severability.  The invalidity or unenforceability of any provisions hereof in any jurisdiction shall not affect the validity, legality or enforceability of the remainder hereof in such jurisdiction or the validity, legality or enforceability hereof, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.
7.4     Successors and Assigns.  All representations, warranties, covenants and agreements of the parties contained in this Warrant or made in writing in connection herewith, shall, except as otherwise provided herein, be binding upon and inure to the benefit of their respective successors and permitted assigns.
7.5     Notices.  All communications in connection with this Warrant shall be in writing and shall be deemed properly given if hand delivered or sent by telecopier (provided that such communication is confirmed by same-day deposit in the United States mail first class postage prepaid) or overnight courier with adequate evidence of delivery or sent by registered or certified mail return receipt requested and, if to the Warrant holder, addressed to such Warrant Holder at his or its address as shown on the books of the Company or its Transfer Agent, and if to the Company, at its offices at:

OrangeHook, Inc.
319 Barry Avenue
Suite 300
Wayzata, Minnesota 55391
Attention: Chief Executive Officer

or such other addresses or Persons as the recipient shall have designated to the sender by a written notice given in accordance with this Section 7.5.  Any notice called for hereunder shall be deemed delivered when sent in accordance with this Section 7.5.
7.6     Fractional Shares.  No fractional shares of Warrant Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment to the Warrant Holder equal to the fractional share issuable times the Fair Market Value of one share of Common Stock, as determined by the Company's Board of Directors.
7.7     Governing Law.  The validity and construction of this Warrant and all matters pertaining hereto are to be determined in accordance with the laws of the State of Florida without reference to the conflict of law principles of that state.
7.8     Headings.  The headings used herein are solely for the convenience of the parties and shall not serve to modify or interpret the text of the Sections at the beginning of which they appear.
7.9     Signatures.  This Warrant may be executed by facsimile or electronic signature.
IN WITNESS WHEREOF, the Company has caused this Warrant to be executed as of the day first above written.

ORANGEHOOK, INC.,
a Florida corporation

By: _____________________________________
Name: _______________________________
Its:  _________________________________

Annex A to Common Stock Purchase Warrant
NOTICE OF EXERCISE
(Complete and sign only upon exercise of the
Common Stock Purchase Warrant in whole or in part.)

To:          OrangeHook, Inc.

The undersigned, the holder of the attached Common Stock Purchase Warrant to which this Notice of Exercise applies (the "Warrant"), hereby irrevocably elects to exercise the purchase rights represented by such warrant as follows:

 the undersigned requests to exercise on a cashless basis pursuant to Section 2.5 of the Warrant, and such exercise will be with respect to __________ shares of Warrant Stock available for exercise under the Warrant.

 the undersigned elects to exercise pursuant to Section 2.1 of the Warrant and to purchase _________ shares of Common Stock, from OrangeHook, Inc. and herewith makes payment of $____________________________ therefor in cash or by certified or official bank check.

The undersigned hereby requests that the certificate(s) representing such securities be issued in the name(s) and delivered to the address(es) as follows:

Name: ________________________________________________________________________
Address: ______________________________________________________________________
Social Security Number: ___________________________________________________________
Deliver to: _____________________________________________________________________
Address: ______________________________________________________________________

If the foregoing evidences an exercise of the Warrant to purchase fewer than all of the shares of Common Stock to which the undersigned is entitled under such warrant, please issue a new warrant, of like tenor, relating to the remaining portion of the securities issuable upon exercise of such warrant in the name(s), and deliver the same to the address(es), as follows:

Name: ________________________________________________________________________
Address: ______________________________________________________________________
Dated: ________________________________________________________________________

_____________________________________________________________________________
 (Name of Warrant Holder)                                         (Social Security or Taxpayer Identification
Number of Warrant Holder, if applicable)

SIGN HERE:

The undersigned and any recipient of Common Stock or a new Warrant hereunder are "accredited investors" as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

_____________________________________________________	_______________
(Signature of Warrant Holder or Authorized Signatory)	Date

_____________________________________________________
(Type or Print Name of Warrant Holder or Authorized Signatory)

NOTE:     The above name and signature should correspond exactly with the name on the first page of this Warrant or with the name of the assignee appearing in the form of assignment attached as Annex B to the Warrant.

Annex B to Common Stock Purchase Warrant

FORM OF ASSIGNMENT

(To be executed upon transfer of Common Stock Purchase Warrant)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to ____________________ the right represented by the within Warrant, as such right may apply to _________ shares of Common Stock which are the subject of the within Warrant, together with all rights, title and interest therein, and does hereby irrevocably constitute and appoint ____________________ attorney to transfer such Warrant on the warrant register of the within named Company, with full power of substitution.

DATED: _________________.

Signature:

___________________________________________
(Signature must conform in all respects to name
of Holder as specified on the face of the Warrant)